UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2011

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Carnegie Ave., Suite 100, Santa Ana,	California 92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Iteris, Inc., a Delaware corporation (the “Company”), is filing this amendment (this “Amendment”) to its Form 8-K, which was originally filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2011 (the “Original Form 8-K”), for the sole purpose of re-filing the Asset Purchase Agreement by and between the Company and Bendix Commercial Vehicle Systems LLC, a Delaware limited liability company, dated as of July 25, 2011 (the “Agreement”).

The Company has requested confidential treatment from the SEC for portions of the Agreement filed with the Original Form 8-K and the revised Agreement filed herewith reflects comments received from the SEC on the Company’s confidential treatment request.  Except for the Agreement filed hereto as Exhibit 2.1, no other changes have been made to the Original Form 8-K in this Amendment.  This Amendment speaks as of the original filing date of the Original Form 8-K, does not reflect events that may have occurred after the original filing date and does not modify or update in any way disclosures made in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)                                       Exhibits.

Exhibit Number	Description
2.1*	Asset Purchase Agreement by and between Iteris, Inc. and Bendix Commercial Vehicle Systems LLC, dated as of July 25, 2011.

*                                         Portions of this exhibit are omitted and were filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under 24b-2 of the Securities Exchange Act of 1934.  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Iteris, Inc. undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITERIS, INC.

Date: November 1, 2011	/s/ JAMES S. MIELE
James S. Miele
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Asset Purchase Agreement by and between Iteris, Inc. and Bendix Commercial Vehicle Systems LLC, dated as of July 25, 2011.

*                                         Portions of this exhibit are omitted and were filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under 24b-2 of the Securities Exchange Act of 1934.  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Iteris, Inc. undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.